Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2026
3

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

GROUP BENEFITS
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; General Account Retained Balances; and Total Liabilities	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; Other Information; and Asia General Account Assets Under Management	16

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	17
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	18

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	19
Other Expenses by Major Category; and Other Information	20

MIM
Statements of Adjusted Earnings Available to Common Shareholders	21
Assets Under Management; and Other Revenues by Client Segment	22

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders	23
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	24

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	25
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	26
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	27
Footnotes	28

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues; Adjusted Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-10

METLIFE
As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Revenues
Premiums	$10,555	$16,691	$12,120	$11,435	$11,818	$33,088	$35,373
Universal life and investment-type product policy fees	1,247	1,268	1,343	1,372	1,385	3,735	4,100
Net investment income	6,089	5,924	5,355	6,702	6,198	16,635	18,255
Other revenues	724	737	852	845	853	2,090	2,550
Net investment gains (losses)	(325)	(160)	(670)	(428)	(430)	(985)	(1,528)
Net derivative gains (losses)	(929)	(646)	74	(772)	698	(1,293)	—
Total revenues	17,361	23,814	19,074	19,154	20,522	53,270	58,750

Expenses
Policyholder benefits and claims	10,369	16,776	11,864	11,335	11,474	32,942	34,673
Policyholder liability remeasurement (gains) losses	(159)	35	(13)	18	138	(185)	143
Market risk benefit remeasurement (gains) losses	(263)	(267)	120	(270)	(320)	(241)	(470)
Interest credited to policyholder account balances	2,561	2,342	1,674	3,067	2,201	6,608	6,942
Policyholder dividends	134	129	124	125	136	424	385
Amortization of DAC, VOBA and negative VOBA	522	545	568	588	612	1,569	1,768
Interest expense on debt	271	263	265	292	291	798	848
Other expenses, net of capitalization of DAC	2,716	2,874	2,965	2,964	2,990	7,811	8,919
Total expenses	16,151	22,697	17,567	18,119	17,522	49,726	53,208
Income (loss) before provision for income tax	1,210	1,117	1,507	1,035	3,000	3,544	5,542
Provision for income tax expense (benefit)	308	301	345	256	588	957	1,189
Net income (loss)	902	816	1,162	779	2,412	2,587	4,353
Less: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	6	7	(23)	43	15	17	35
Net income (loss) attributable to MetLife, Inc.	896	809	1,185	736	2,397	2,570	4,318
Less: Preferred stock dividends	66	31	45	31	46	163	122
Preferred stock redemption premium	12	—	—	—	—	12	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$818	$778	$1,140	$705	$2,351	$2,395	$4,196

Premiums, fees and other revenues	$12,526	$18,696	$14,315	$13,652	$14,056	$38,913	$42,023

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Net income (loss) available to MetLife, Inc.'s common shareholders	$818	$778	$1,140	$705	$2,351
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(325)	(160)	(670)	(428)	(430)
Less: Net derivative gains (losses)	(929)	(646)	74	(772)	698
Less: Market risk benefit remeasurement gains (losses)	263	267	(120)	270	320
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	20	(514)	77	(129)	29
Less: Provision for income tax (expense) benefit	223	190	170	234	(31)
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	6	7	(23)	43	15
Add: Preferred stock redemption premium	12	—	—	—	—
Adjusted earnings available to common shareholders	1,584	1,648	1,586	1,573	1,780
Less: Total notable items (2)	18	(61)	—	—	(46)
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,566	$1,709	$1,586	$1,573	$1,826

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.22	$1.17	$1.74	$1.09	$3.67
Less: Net investment gains (losses)	(0.49)	(0.24)	(1.02)	(0.66)	(0.67)
Less: Net derivative gains (losses)	(1.39)	(0.98)	0.11	(1.19)	1.09
Less: Market risk benefit remeasurement gains (losses)	0.39	0.40	(0.18)	0.42	0.50
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	0.04	(0.78)	0.11	(0.20)	0.04
Less: Provision for income tax (expense) benefit	0.33	0.29	0.26	0.36	(0.05)
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	0.01	0.01	(0.04)	0.07	0.02
Add: Preferred stock redemption premium	0.02	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.37	2.49	2.42	2.43	2.78
Less: Total notable items per diluted common share (2)	0.03	(0.09)	—	—	(0.07)
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.34	$2.58	$2.42	$2.43	$2.85

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$89	$—	$—	$—	$(46)
Litigation reserves and settlement costs	—	(32)	—	—	—
Tax adjustments	(71)	(29)	—	—	—
Total notable items	$18	$(61)	$—	$—	$(46)

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$0.13	$—	$—	$—	$(0.07)
Litigation reserves and settlement costs	—	(0.05)	—	—	—
Tax adjustments	(0.11)	(0.04)	—	—	—
Total notable items per diluted common share	$0.03	$(0.09)	$—	$—	$(0.07)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Weighted average common shares outstanding - diluted	669.1	662.2	655.7	646.9	639.9

(1)See Pages A-1 and A-7 for further information.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further information.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Book value per common share (1)	$39.52	$39.02	$37.92	$38.59	$30.73
Adjusted book value per common share (1)	$56.57	$57.07	$57.41	$57.71	$59.41

	For the Three Months Ended
Unaudited	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Return on MetLife, Inc.'s (2):
Common stockholders' equity	13.1%	12.0%	18.2%	11.5%	42.7%

Adjusted return on MetLife, Inc.'s (2):
Adjusted common stockholders' equity	16.9%	17.6%	17.0%	17.0%	19.2%
Adjusted common stockholders' equity, excluding total notable items (3)	16.7%	18.3%	17.0%	17.0%	19.6%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Common shares outstanding, beginning of period	666.8	660.7	655.3	646.0	637.8
Share repurchases	(6.3)	(5.4)	(10.1)	(8.7)	(6.8)
Newly issued shares	0.2	—	0.8	0.5	0.1
Common shares outstanding, end of period	660.7	655.3	646.0	637.8	631.1

Weighted average common shares outstanding - basic	664.7	658.1	652.0	642.6	635.0
Dilutive effect of the exercise or issuance of stock-based awards	4.4	4.1	3.7	4.3	4.9
Weighted average common shares outstanding - diluted	669.1	662.2	655.7	646.9	639.9

MetLife Policyholder Trust Shares	107.4	105.9	104.6	102.5	101.3

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further information.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Total revenues	$17,361	$23,814	$19,074	$19,154	$20,522	$53,270	$58,750
Less: Adjustments to total revenues:
Net investment gains (losses)	(325)	(160)	(670)	(428)	(430)	(985)	(1,528)
Net derivative gains (losses)	(929)	(646)	74	(772)	698	(1,293)	—
Investment hedge adjustments	(100)	(105)	(84)	(170)	(72)	(305)	(326)
Depreciation of wholly-owned real estate and real estate joint ventures (1)		(72)	(61)	(54)	(56)		(171)
Asymmetrical and non-economic accounting, excluding Investment hedge adjustments	78	100	132	131	143	156	406
Joint venture adjustments	(8)	(64)	18	23	(139)	(34)	(98)
Unit-linked contract income	580	366	(318)	998	125	851	805
Reinsurance activity	177	222	301	331	327	267	959
Consolidated collateralized financing entities	—	—	—	23	25	—	48
Other	(15)	(17)	—	(3)	(6)	(46)	(9)
Divested businesses	2	(1)	—	—	—	10	—
Total adjusted revenues	$17,901	$24,191	$19,682	$19,075	$19,907	$54,649	$58,664

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Net investment income	$6,089	$5,924	$5,355	$6,702	$6,198	$16,635	$18,255
Less: Adjustments to net investment income:
Investment hedge adjustments	(100)	(105)	(84)	(170)	(72)	(305)	(326)
Depreciation of wholly-owned real estate and real estate joint ventures (1)		(72)	(61)	(54)	(56)		(171)
Joint venture adjustments	(8)	(64)	18	23	(139)	(34)	(98)
Unit-linked contract income	580	366	(318)	998	125	851	805
Reinsurance activity	177	222	301	331	327	267	959
Consolidated collateralized financing entities	—	—	—	23	25	—	48
Divested businesses	—	—	—	—	—	1	—
Adjusted net investment income	$5,440	$5,577	$5,499	$5,551	$5,988	$15,855	$17,038

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Variable investment income (Included in net investment income above)	$483	$497	$518	$231	$720	$1,005	$1,469

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Premiums, fees and other revenues	$12,526	$18,696	$14,315	$13,652	$14,056	$38,913	$42,023
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	78	100	132	131	143	156	406
Other	(15)	(17)	—	(3)	(6)	(46)	(9)
Divested businesses	2	(1)	—	—	—	9	—
Adjusted premiums, fees and other revenues	$12,461	$18,614	$14,183	$13,524	$13,919	$38,794	$41,626
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,489	$18,667	$14,164	$13,526	$13,919

(1)See Page A-7 for further information.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Total expenses	$16,151	$22,697	$17,567	$18,119	$17,522	$49,726	$53,208
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(263)	(267)	120	(270)	(320)	(241)	(470)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	18	458	24	227	55	188	306
Market volatility	(49)	(76)	(74)	(86)	(72)	(133)	(232)
Unit-linked contract costs	578	366	(302)	992	62	830	752
Reinsurance activity	135	166	205	201	214	222	620
Consolidated collateralized financing entities	—	—	—	19	19	—	38
Other	2	15	53	48	36	42	137
Divested businesses	10	14	5	7	4	25	16
Total adjusted expenses	$15,720	$22,021	$17,536	$16,981	$17,524	$48,793	$52,041

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Capitalization of DAC	$(852)	$(882)	$(959)	$(950)	$(975)	$(2,337)	$(2,884)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(852)	$(882)	$(959)	$(950)	$(975)	$(2,337)	$(2,884)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Other expenses	$3,568	$3,756	$3,924	$3,914	$3,965	$10,148	$11,803
Less: Adjustments to other expenses:
Reinsurance activity	135	166	205	201	214	222	620
Other	2	15	53	48	36	42	137
Divested businesses	9	12	5	7	4	24	16
Adjusted other expenses	$3,422	$3,563	$3,661	$3,658	$3,711	$9,860	$11,030
Adjusted other expenses, on a constant currency basis	$3,407	$3,579	$3,659	$3,665	$3,711

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Other expenses, net of capitalization of DAC	$2,716	$2,874	$2,965	$2,964	$2,990	$7,811	$8,919

Premiums, fees and other revenues	$12,526	$18,696	$14,315	$13,652	$14,056	$38,913	$42,023

Expense ratio	21.7%	15.4%	20.7%	21.7%	21.3%	20.1%	21.2%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Adjusted other expenses by major category
Direct expenses	$1,443	$1,528	$1,583	$1,580	$1,605	$4,347	$4,768
Pension, postretirement and postemployment benefit costs	69	74	70	70	69	205	209
Premium taxes, other taxes, and licenses & fees	272	246	199	192	202	590	593
Commissions and other variable expenses	1,638	1,715	1,809	1,816	1,835	4,718	5,460
Adjusted other expenses	3,422	3,563	3,661	3,658	3,711	9,860	11,030
Adjusted capitalization of DAC	(852)	(882)	(959)	(950)	(975)	(2,337)	(2,884)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,570	$2,681	$2,702	$2,708	$2,736	$7,523	$8,146

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Employee-related costs	$962	$946	$1,094	$1,050	$1,098	$2,888	$3,242
Third-party staffing costs	374	415	368	387	378	1,119	1,133
General and administrative expenses	107	167	121	143	129	340	393
Direct expenses	1,443	1,528	1,583	1,580	1,605	4,347	4,768
Less: Total notable items related to direct expenses (1)	—	40	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,443	$1,488	$1,583	$1,580	$1,605	$4,347	$4,768

Adjusted other expenses, net of adjusted capitalization of DAC	$2,570	$2,681	$2,702	$2,708	$2,736	$7,523	$8,146
Less: Total notable items related to adjusted other expenses (1)	102	81	—	—	—	102	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,468	$2,600	$2,702	$2,708	$2,736	$7,421	$8,146

Adjusted premiums, fees and other revenues	$12,461	$18,614	$14,183	$13,524	$13,919	$38,794	$41,626
Less: PRT	(10)	5,775	843	510	394	1,794	1,747
Adjusted premiums, fees and other revenues, excluding PRT	$12,471	$12,839	$13,340	$13,014	$13,525	$37,000	$39,879

Direct expense ratio	11.6%	8.2%	11.2%	11.7%	11.5%	11.2%	11.5%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.6%	11.6%	11.9%	12.1%	11.9%	11.7%	12.0%

Adjusted expense ratio	20.6%	14.4%	19.1%	20.0%	19.7%	19.4%	19.6%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.8%	20.3%	20.3%	20.8%	20.2%	20.1%	20.4%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$304,645	$315,931	$316,110	$322,183	$310,441
Equity securities, at estimated fair value	788	858	927	932	859
Contractholder-directed equity securities and fair value option securities, at estimated fair value	12,270	13,959	13,435	14,809	15,516
Mortgage loans	85,843	84,593	83,726	82,856	83,839
Policy loans	8,589	8,547	8,455	8,226	8,258
Real estate and real estate joint ventures	13,932	13,440	13,356	13,065	12,971
Other limited partnership interests	14,741	14,917	14,531	14,801	15,337
Short-term investments, principally at estimated fair value	5,962	3,601	4,948	8,016	7,879
Other invested assets	16,932	16,332	17,624	17,675	16,725
Total investments	463,702	472,178	473,112	482,563	471,825
Cash and cash equivalents, principally at estimated fair value	20,233	22,032	22,687	19,301	19,786
Accrued investment income	3,791	3,719	3,796	3,774	3,936
Premiums, reinsurance and other receivables	40,329	49,059	50,335	50,635	51,615
Market risk benefits, at estimated fair value	392	458	392	490	550
Deferred policy acquisition costs and value of business acquired	21,175	21,107	21,269	21,571	22,208
Current income tax recoverable	374	660	455	426	213
Deferred income tax asset	2,719	2,585	2,901	3,167	4,837
Goodwill	9,095	9,613	9,565	9,536	9,544
Other assets	11,572	11,822	11,013	11,059	11,134
Separate account assets	146,344	151,933	147,686	156,850	148,960
Total assets	$719,726	$745,166	$743,211	$759,372	$744,608

LIABILITIES, MEZZANINE EQUITY AND EQUITY
Liabilities
Future policy benefits	$199,169	$208,855	$206,628	$206,150	$199,120
Policyholder account balances	235,312	236,857	239,836	245,458	250,333
Market risk benefits, at estimated fair value	2,585	2,406	2,522	2,235	1,910
Other policy-related balances	20,361	20,070	20,444	20,559	20,947
Policyholder dividends payable	369	356	337	349	375
Payables for collateral under securities loaned and other transactions	17,139	17,115	18,157	18,882	18,500
Short-term debt	378	355	404	460	289
Long-term debt	15,300	14,467	14,445	14,244	14,301
Collateral financing arrangement	398	352	299	286	254
Subordinated debt securities	4,154	4,155	5,143	5,144	5,145
Notes issued by collateralized financing entities	—	1,206	1,138	1,497	1,940
Deferred income tax liability	574	536	382	311	301
Other liabilities	48,452	57,582	57,989	58,986	59,519
Separate account liabilities	146,344	151,933	147,686	156,850	148,960
Total liabilities	690,535	716,245	715,410	731,411	721,894

Contingencies, Commitments and Guarantees
Mezzanine Equity
Redeemable noncontrolling interests	—	241	206	220	195

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	32,855	32,858	32,921	32,933	32,964
Retained earnings	43,887	44,290	45,058	45,380	47,352
Treasury stock, at cost	(30,244)	(30,678)	(31,440)	(32,141)	(32,798)
Accumulated other comprehensive income (loss)	(17,566)	(18,084)	(19,227)	(18,743)	(25,304)
Total MetLife, Inc.'s stockholders' equity	28,944	28,398	27,324	27,441	22,226
Noncontrolling interests	247	282	271	300	293
Total equity	29,191	28,680	27,595	27,741	22,519
Total liabilities, mezzanine equity and equity	$719,726	$745,166	$743,211	$759,372	$744,608

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Adjusted earnings before provision for income tax
GROUP BENEFITS	$577	$589	$555	$636	$660
RIS	551	563	558	463	506
ASIA	752	625	689	590	818
LATIN AMERICA	208	270	330	351	300
EMEA	115	129	143	133	142
MIM	78	80	63	76	84
CORPORATE & OTHER	(100)	(86)	(192)	(155)	(127)
Total adjusted earnings before provision for income tax	$2,181	$2,170	$2,146	$2,094	$2,383

Provision for income tax expense (benefit)
GROUP BENEFITS	$121	$124	$116	$133	$137
RIS	110	109	107	86	93
ASIA	212	181	202	170	216
LATIN AMERICA	60	72	101	83	85
EMEA	28	32	33	25	34
MIM	20	20	16	19	21
CORPORATE & OTHER	(20)	(47)	(60)	(26)	(29)
Total provision for income tax expense (benefit)	$531	$491	$515	$490	$557

Adjusted earnings available to common shareholders
GROUP BENEFITS	$456	$465	$439	$503	$523
RIS	441	454	451	377	413
ASIA	540	444	487	420	602
LATIN AMERICA	148	198	229	268	215
EMEA	87	97	110	108	108
MIM	58	60	47	57	63
CORPORATE & OTHER (1)	(146)	(70)	(177)	(160)	(144)
Total adjusted earnings available to common shareholders (1)	$1,584	$1,648	$1,586	$1,573	$1,780

(1)Includes impact of preferred stock dividends of $66 million, $31 million, $45 million, $31 million and $46 million for the three months ended September 30, 2025, December 31, 2025, March 31, 2026, June 30, 2026 and September 30, 2026, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Adjusted revenues
Premiums	$5,662	$5,632	$5,848	$5,819	$5,833	$17,226	$17,500
Universal life and investment-type product policy fees	227	236	230	242	229	700	701
Net investment income	356	358	352	357	370	1,054	1,079
Other revenues	417	419	461	451	451	1,256	1,363
Total adjusted revenues	6,662	6,645	6,891	6,869	6,883	20,236	20,643

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,982	4,889	5,147	5,053	5,010	15,326	15,210
Policyholder liability remeasurement (gains) losses	(9)	(3)	(2)	(2)	5	(31)	1
Interest credited to policyholder account balances	73	71	70	69	73	218	212
Capitalization of DAC	(7)	(7)	(6)	(6)	(4)	(19)	(16)
Amortization of DAC, VOBA and negative VOBA	7	6	12	8	7	20	27
Interest expense on debt	1	—	1	2	1	3	4
Other expenses	1,038	1,100	1,114	1,109	1,131	3,166	3,354
Total adjusted expenses	6,085	6,056	6,336	6,233	6,223	18,683	18,792
Adjusted earnings before provision for income tax	577	589	555	636	660	1,553	1,851
Provision for income tax expense (benefit)	121	124	116	133	137	326	386
Adjusted earnings	456	465	439	503	523	1,227	1,465
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	456	465	439	503	523	1,227	1,465
Less: Total notable items	(2)	—	—	—	—	(2)	—
Adjusted earnings available to common shareholders, excluding total notable items	$458	$465	$439	$503	$523	$1,229	$1,465

Adjusted premiums, fees and other revenues	$6,306	$6,287	$6,539	$6,512	$6,513	$19,182	$19,564

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Direct and allocated expenses	$502	$534	$540	$529	$544
Pension, postretirement and postemployment benefit costs	14	15	15	14	14
Premium taxes, other taxes, and licenses & fees	87	89	94	94	93
Commissions and other variable expenses	435	462	465	472	480
Adjusted other expenses	$1,038	$1,100	$1,114	$1,109	$1,131
Adjusted capitalization of DAC	(7)	(7)	(6)	(6)	(4)
Adjusted other expenses, net of adjusted capitalization of DAC	$1,031	$1,093	$1,108	$1,103	$1,127

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Group Life (2)
Adjusted premiums, fees and other revenues	$2,328	$2,321	$2,379	$2,367	$2,361
Mortality ratio	83.4%	81.1%	80.1%	79.0%	79.5%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,814	$2,866	$3,019	$2,957	$2,982
Interest adjusted benefit ratio (4)	72.5%	72.2%	75.8%	73.9%	72.3%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Adjusted revenues
Premiums	$1,045	$7,030	$2,212	$1,587	$1,823	$4,539	$5,622
Universal life and investment-type product policy fees	99	104	109	113	127	305	349
Net investment income	2,189	2,229	2,252	2,219	2,402	6,545	6,873
Other revenues	70	75	69	69	68	209	206
Total adjusted revenues	3,403	9,438	4,642	3,988	4,420	11,598	13,050

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,836	7,829	3,066	2,466	2,685	7,001	8,217
Policyholder liability remeasurement (gains) losses	(14)	26	(20)	3	95	(28)	78
Interest credited to policyholder account balances	888	878	883	908	962	2,674	2,753
Capitalization of DAC	(50)	(80)	(87)	(83)	(90)	(133)	(260)
Amortization of DAC, VOBA and negative VOBA	19	22	23	24	25	59	72
Interest expense on debt	3	4	3	2	2	10	7
Other expenses	170	196	216	205	235	499	656
Total adjusted expenses	2,852	8,875	4,084	3,525	3,914	10,082	11,523
Adjusted earnings before provision for income tax	551	563	558	463	506	1,516	1,527
Provision for income tax expense (benefit)	110	109	107	86	93	299	286
Adjusted earnings	441	454	451	377	413	1,217	1,241
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	441	454	451	377	413	1,217	1,241
Less: Total notable items	13	—	—	—	(65)	13	(65)
Adjusted earnings available to common shareholders, excluding total notable items	$428	$454	$451	$377	$478	$1,204	$1,306

Adjusted premiums, fees and other revenues	$1,214	$7,209	$2,390	$1,769	$2,018	$5,053	$6,177
Less: PRT	(10)	5,775	843	510	394	1,794	1,747
Adjusted premiums, fees and other revenues, excluding PRT	$1,224	$1,434	$1,547	$1,259	$1,624	$3,259	$4,430

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Balance, end of period (at balance sheet discount rate) (2)	$74,263	$84,988	$84,300	$84,563	$79,346
Less: Accumulated other comprehensive (income) loss	(1,209)	(1,732)	(2,968)	(2,505)	(7,634)
Balance, end of period (at original discount rate)	$75,472	$86,720	$87,268	$87,068	$86,980

Future policyholder benefits subject to reinsurance (at balance sheet discount rate) (2)	$7,750	$12,786	$12,503	$12,377	$11,416
Add: Accumulated other comprehensive (income) loss	(149)	(63)	116	67	814
Balance, end of period (at original discount rate)	$7,601	$12,723	$12,619	$12,444	$12,230

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Balance, end of period	$92,291	$93,549	$96,115	$99,283	$101,588

Policyholder account balances subject to reinsurance	$3,327	$4,297	$4,571	$5,131	$5,370

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES GENERAL ACCOUNT RETAINED BALANCES (3)

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Balance, end of period	$156,835	$163,249	$166,193	$168,776	$170,968

TOTAL LIABILITIES

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
General account retained balances (3)	$156,835	$163,249	$166,193	$168,776	$170,968
Separate account liabilities	55,671	57,128	56,089	56,447	54,616
Synthetic GICs (4), (5)	51,920	52,664	52,257	52,056	52,360
Longevity Reinsurance (6)	29,293	37,025	36,440	36,001	35,199
Total liability exposure retained, end of period	$293,719	$310,066	$310,979	$313,280	$313,143

Total liability exposure, end of period	$304,647	$327,086	$328,169	$330,855	$330,743

(1)Includes $3,964 million, $3,948 million, $3,973 million, $3,960 million and $3,936 million of DPL at September 30, 2025, December 31, 2025, March 31, 2026, June 30, 2026 and September 30, 2026, respectively.

(2)Represents the current discount rate at the respective balance sheet date.
(3) Includes future policyholder benefits (at original discount rate) and policyholder account balances, both excluding amounts subject to reinsurance.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)Includes $0, $0, $0, $0 and $365 million of transfers from separate account GICs to synthetic GICs at September 30, 2025, December 31, 2025, March 31, 2026, June 30, 2026 and September 30, 2026, respectively.

(6)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the U.K. PRT market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Direct and allocated expenses	$88	$90	$93	$86	$90
Pension, postretirement and postemployment benefit costs	4	5	5	4	4
Premium taxes, other taxes, and licenses & fees	7	32	15	7	28
Commissions and other variable expenses	71	69	103	108	113
Adjusted other expenses	$170	$196	$216	$205	$235
Adjusted capitalization of DAC	(50)	(80)	(87)	(83)	(90)
Adjusted other expenses, net of adjusted capitalization of DAC	$120	$116	$129	$122	$145

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Investment income yield, excluding variable investment income yield	5.07%	5.10%	5.02%	5.07%	5.13%
Variable investment income yield	13.46%	12.37%	12.15%	4.13%	14.82%
Total investment income yield	5.36%	5.35%	5.26%	5.04%	5.44%

Average crediting rate	4.33%	4.34%	4.28%	4.27%	4.34%
Amortization of DPL and losses at inception (1)	(0.24)%	(0.23)%	(0.21)%	(0.20)%	(0.20)%
Total average crediting rate	4.09%	4.11%	4.07%	4.07%	4.14%

Annualized general account spread (2)	1.27%	1.24%	1.19%	0.97%	1.30%
Annualized general account spread, excluding variable investment income yield	0.98%	0.99%	0.95%	1.00%	0.99%

(1)Includes the amortization of DPL of (0.23)% for each of the three months ended September 30, 2025 and December 31, 2025, (0.22)% for the three months ended March 31, 2026, and (0.21)% for each of the three months ended June 30, 2026 and September 30, 2026.

(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Adjusted revenues
Premiums	$1,290	$1,222	$1,294	$1,237	$1,271	$3,828	$3,802
Universal life and investment-type product policy fees	407	428	427	441	449	1,212	1,317
Net investment income	1,374	1,405	1,461	1,375	1,686	3,782	4,522
Other revenues	20	21	17	20	19	57	56
Total adjusted revenues	3,091	3,076	3,199	3,073	3,425	8,879	9,697

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,074	1,010	1,088	1,030	1,069	3,162	3,187
Policyholder liability remeasurement (gains) losses	(141)	6	(15)	(15)	(1)	(164)	(31)
Interest credited to policyholder account balances	804	825	833	862	899	2,272	2,594
Capitalization of DAC	(435)	(413)	(465)	(470)	(452)	(1,204)	(1,387)
Amortization of DAC, VOBA and negative VOBA	207	208	211	214	220	646	645
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	830	815	858	862	872	2,392	2,592
Total adjusted expenses	2,339	2,451	2,510	2,483	2,607	7,104	7,600
Adjusted earnings before provision for income tax	752	625	689	590	818	1,775	2,097
Provision for income tax expense (benefit)	212	181	202	170	216	517	588
Adjusted earnings	540	444	487	420	602	1,258	1,509
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	540	444	487	420	602	1,258	1,509
Less: Total notable items	70	—	—	—	52	70	52
Adjusted earnings available to common shareholders, excluding total notable items	$470	$444	$487	$420	$550	$1,188	$1,457

Adjusted premiums, fees and other revenues	$1,717	$1,671	$1,738	$1,698	$1,739	$5,097	$5,175

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Adjusted premiums, fees and other revenues	$1,717	$1,671	$1,738	$1,698	$1,739

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,655	$1,663	$1,740	$1,721	$1,739

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Direct and allocated expenses	$303	$303	$298	$299	$322
Pension, postretirement and postemployment benefit costs	13	17	11	12	11
Premium taxes, other taxes, and licenses & fees	33	38	37	36	35
Commissions and other variable expenses	481	457	512	515	504
Adjusted other expenses	$830	$815	$858	$862	$872
Adjusted capitalization of DAC	(435)	(413)	(465)	(470)	(452)
Adjusted other expenses, net of adjusted capitalization of DAC	$395	$402	$393	$392	$420

Adjusted other expenses, on a constant currency basis	$792	$806	$859	$876	$872
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$383	$397	$394	$397	$420

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Japan:
Life	$212	$168	$164	$152	$122
Accident & Health	61	57	114	118	104
Annuities	178	119	127	186	210
Other	1	1	1	2	2
Total Japan	452	345	406	458	438
Other Asia	326	254	365	350	290
Total sales	$778	$599	$771	$808	$728

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Adjusted earnings available to common shareholders	$540	$444	$487	$420	$602
Adjusted earnings available to common shareholders, excluding total notable items	$470	$444	$487	$420	$550

Adjusted earnings available to common shareholders, on a constant currency basis	$526	$442	$488	$424	$602
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$456	$442	$488	$424	$550

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Asia GA AUM	$131,751	$130,514	$128,978	$129,513	$127,164
Asia GA AUM (at amortized cost)	$140,892	$140,168	$140,660	$141,211	$144,969

Asia GA AUM (at amortized cost), on a constant currency basis	$138,961	$140,748	$142,307	$143,695	$144,969

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Adjusted revenues
Premiums	$1,288	$1,443	$1,485	$1,498	$1,613	$3,712	$4,596
Universal life and investment-type product policy fees	377	359	419	416	425	1,088	1,260
Net investment income	416	429	409	587	413	1,269	1,409
Other revenues	(2)	(6)	(7)	(15)	(15)	10	(37)
Total adjusted revenues	2,079	2,225	2,306	2,486	2,436	6,079	7,228

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,218	1,320	1,349	1,471	1,524	3,525	4,344
Policyholder liability remeasurement (gains) losses	(4)	—	—	5	(13)	(7)	(8)
Interest credited to policyholder account balances	92	87	85	101	89	286	275
Capitalization of DAC	(203)	(219)	(240)	(226)	(258)	(551)	(724)
Amortization of DAC, VOBA and negative VOBA	149	156	173	186	192	415	551
Interest expense on debt	4	3	5	4	4	12	13
Other expenses	615	608	604	594	598	1,583	1,796
Total adjusted expenses	1,871	1,955	1,976	2,135	2,136	5,263	6,247
Adjusted earnings before provision for income tax	208	270	330	351	300	816	981
Provision for income tax expense (benefit)	60	72	101	83	85	216	269
Adjusted earnings	148	198	229	268	215	600	712
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	148	198	229	268	215	600	712
Less: Total notable items	(75)	(29)	—	—	(14)	(75)	(14)
Adjusted earnings available to common shareholders, excluding total notable items	$223	$227	$229	$268	$229	$675	$726

Adjusted premiums, fees and other revenues	$1,663	$1,796	$1,897	$1,899	$2,023	$4,810	$5,819

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Direct and allocated expenses	$147	$151	$158	$171	$162
Pension, postretirement and postemployment benefit costs	1	3	2	2	1
Premium taxes, other taxes, and licenses & fees	123	66	32	26	24
Commissions and other variable expenses	344	388	412	395	411
Adjusted other expenses	$615	$608	$604	$594	$598
Adjusted capitalization of DAC	(203)	(219)	(240)	(226)	(258)
Adjusted other expenses, net of adjusted capitalization of DAC	$412	$389	$364	$368	$340

Adjusted other expenses, on a constant currency basis	$650	$643	$610	$593	$598
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$433	$413	$367	$368	$340

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Mexico	$229	$231	$273	$195	$221
Chile	125	126	131	135	145
All other	119	114	119	123	135
Total sales	$473	$471	$523	$453	$501

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Adjusted premiums, fees and other revenues	$1,663	$1,796	$1,897	$1,899	$2,023
Adjusted earnings available to common shareholders	$148	$198	$229	$268	$215
Adjusted earnings available to common shareholders, excluding total notable items	$223	$227	$229	$268	$229

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,769	$1,870	$1,891	$1,885	$2,023
Adjusted earnings available to common shareholders, on a constant currency basis	$165	$204	$230	$266	$215
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$240	$233	$230	$266	$229

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Adjusted revenues
Premiums	$638	$679	$689	$698	$712	$1,846	$2,099
Universal life and investment-type product policy fees	82	98	99	98	108	244	305
Net investment income	66	68	67	67	73	185	207
Other revenues	7	10	9	10	12	24	31
Total adjusted revenues	793	855	864	873	905	2,299	2,642

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	333	334	337	335	346	919	1,018
Policyholder liability remeasurement (gains) losses	3	(1)	3	(5)	12	7	10
Interest credited to policyholder account balances	21	25	21	21	22	58	64
Capitalization of DAC	(151)	(155)	(155)	(162)	(163)	(413)	(480)
Amortization of DAC, VOBA and negative VOBA	85	100	97	110	118	267	325
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	387	423	418	441	428	1,109	1,287
Total adjusted expenses	678	726	721	740	763	1,947	2,224
Adjusted earnings before provision for income tax	115	129	143	133	142	352	418
Provision for income tax expense (benefit)	28	32	33	25	34	82	92
Adjusted earnings	87	97	110	108	108	270	326
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	87	97	110	108	108	270	326
Less: Total notable items	(1)	—	—	—	(6)	(1)	(6)
Adjusted earnings available to common shareholders, excluding total notable items	$88	$97	$110	$108	$114	$271	$332

Adjusted premiums, fees and other revenues	$727	$787	$797	$806	$832	$2,114	$2,435

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Direct and allocated expenses	$111	$120	$122	$120	$118
Pension, postretirement and postemployment benefit costs	2	1	1	3	1
Premium taxes, other taxes, and licenses & fees	7	9	7	18	8
Commissions and other variable expenses	267	293	288	300	301
Adjusted other expenses	$387	$423	$418	$441	$428
Adjusted capitalization of DAC	(151)	(155)	(155)	(162)	(163)
Adjusted other expenses, net of adjusted capitalization of DAC	$236	$268	$263	$279	$265

Adjusted other expenses, on a constant currency basis	$375	$413	$409	$435	$428
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$230	$262	$258	$276	$265

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Adjusted premiums, fees and other revenues	$727	$787	$797	$806	$832
Adjusted earnings available to common shareholders	$87	$97	$110	$108	$108
Adjusted earnings available to common shareholders, excluding total notable items	$88	$97	$110	$108	$114

Adjusted premiums, fees and other revenues, on a constant currency basis	$711	$774	$782	$799	$832
Adjusted earnings available to common shareholders, on a constant currency basis	$82	$94	$106	$106	$108
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$83	$94	$106	$106	$114
Total sales, on a constant currency basis	$286	$298	$358	$341	$331

MIM STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Adjusted revenues
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	1	2	5	2	3	4	10
Other revenues	238	239	314	317	319	693	950
Total adjusted revenues	239	241	319	319	322	697	960

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	1	1	1	—	3
Other expenses	161	161	255	242	237	510	734
Total adjusted expenses	161	161	256	243	238	510	737
Adjusted earnings before provision for income tax	78	80	63	76	84	187	223
Provision for income tax expense (benefit)	20	20	16	19	21	47	56
Adjusted earnings	58	60	47	57	63	140	167
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	58	60	47	57	63	140	167
Less: Total notable items	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$58	$60	$47	$57	$63	$140	$167

Operating margin (1)	32.6%	33.2%	19.7%	23.8%	26.1%	26.8%	23.2%

(1)Calculated as adjusted earnings before provision for income tax as a percentage of net investment income plus other revenues.

MIM
ASSETS UNDER MANAGEMENT

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Institutional Client AUM
Beginning Institutional Client AUM	$200,616	$212,390	$319,282	$313,157	$320,459
Additions	19,078	19,806	16,264	17,137	14,161
Withdrawals	(9,366)	(14,194)	(18,297)	(18,486)	(18,021)
Change in market value	2,062	1,770	(4,092)	8,651	(8,637)
Acquisitions, dispositions and other	—	99,510	—	—	—
Ending Institutional Client AUM (1)	$212,390	$319,282	$313,157	$320,459	$307,962

MIM GA AUM	$420,204	$422,392	$423,134	$427,667	$415,479

Total AUM	$632,594	$741,674	$736,291	$748,126	$723,441

OTHER REVENUES BY CLIENT SEGMENT
	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Institutional Client	$98	$99	$172	$173	$175
General Account	140	140	142	144	144
Other revenues	$238	$239	$314	$317	$319

(1)Includes $18.8 billion, $18.9 billion and $270.3 billion of Separate Account AUM, Reinsurance AUM and Third‑Party AUM, respectively, at September 30, 2026; $19.5 billion, $18.8 billion and $282.2 billion of Separate Account AUM, Reinsurance AUM and Third‑Party AUM, respectively, at June 30, 2026; $14.5 billion, $19.6 billion and $279.1 billion, respectively, at March 31, 2026; and $15.8 billion, $20.1 billion and $283.4 billion, respectively, at December 31, 2025. At June 30, 2026, certain balances that were previously included in Third-Party AUM were reclassified to exclude them from Third-Party AUM and include them as Separate Account AUM.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Adjusted revenues
Premiums	$632	$684	$592	$596	$566	$1,930	$1,754
Universal life and investment-type product policy fees	55	37	34	38	29	186	101
Net investment income	1,038	1,086	953	944	1,041	3,016	2,938
Other revenues	(91)	(96)	(118)	(111)	(120)	(271)	(349)
Total adjusted revenues	1,634	1,711	1,461	1,467	1,516	4,861	4,444

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,160	1,202	1,110	1,063	1,082	3,541	3,255
Policyholder liability remeasurement (gains) losses	4	6	22	33	24	36	79
Interest credited to policyholder account balances	37	29	27	18	25	108	70
Capitalization of DAC	(6)	(8)	(6)	(3)	(8)	(17)	(17)
Amortization of DAC, VOBA and negative VOBA	55	52	49	42	46	162	137
Interest expense on debt	263	256	255	264	264	773	783
Other expenses	221	260	196	205	210	601	611
Total adjusted expenses	1,734	1,797	1,653	1,622	1,643	5,204	4,918
Adjusted earnings before provision for income tax	(100)	(86)	(192)	(155)	(127)	(343)	(474)
Provision for income tax expense (benefit)	(20)	(47)	(60)	(26)	(29)	(89)	(115)
Adjusted earnings	(80)	(39)	(132)	(129)	(98)	(254)	(359)
Preferred stock dividends	66	31	45	31	46	163	122
Adjusted earnings available to common shareholders	(146)	(70)	(177)	(160)	(144)	(417)	(481)
Less: Total notable items	13	(32)	—	—	(13)	13	(13)
Adjusted earnings available to common shareholders, excluding total notable items	$(159)	$(38)	$(177)	$(160)	$(131)	$(430)	$(468)

Adjusted premiums, fees and other revenues	$596	$625	$508	$523	$475	$1,845	$1,506

Adjusted earnings available to common shareholders attributed to business activities	$173	$146	$109	$129	$139	$408	$377

CORPORATE & OTHER
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Annuities	$1,457	$1,442	$1,408	$1,406	$1,322
Long-term care	15,309	15,224	14,978	15,345	13,764
Life and Other	52,480	52,285	51,954	51,663	51,406
Balance, end of period (at balance sheet discount rate)	$69,246	$68,951	$68,340	$68,414	$66,492

Less:
Annuities	$(26)	$(32)	$(49)	$(47)	$(114)
Long-term care	(547)	(751)	(1,124)	(895)	(2,588)
Life and Other	(10)	(20)	(39)	(32)	(107)
Accumulated other comprehensive (income) loss	$(583)	$(803)	$(1,212)	$(974)	$(2,809)

Annuities	$1,483	$1,474	$1,457	$1,453	$1,436
Long-term care	15,856	15,975	16,102	16,240	16,352
Life and Other	52,490	52,305	51,993	51,695	51,513
Balance, end of period (at original discount rate)	$69,829	$69,754	$69,552	$69,388	$69,301

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,326	$1,294	$1,255	$1,243	$1,165
Long-term care	—	—	—	—	—
Life and Other	2,474	3,934	3,920	3,922	3,967
Balance, end of period (at balance sheet discount rate)	$3,800	$5,228	$5,175	$5,165	$5,132

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Annuities	$6,545	$6,383	$6,184	$6,039	$5,870
Life and Other	7,164	7,093	7,020	6,966	6,901
Balance, end of period	$13,709	$13,476	$13,204	$13,005	$12,771

Policyholder account balances subject to reinsurance (2)
Annuities	$2,761	$4,258	$4,133	$4,014	$3,898
Life and Other	6,178	6,119	6,104	6,036	5,978
Balance, end of period	$8,939	$10,377	$10,237	$10,050	$9,876

MARKET RISK BENEFITS

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Annuities	$1,957	$1,788	$1,948	$1,612	$1,282

Market risk benefits subject to reinsurance (2)	$—	$285	$373	$209	$63

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Annuities	$20,252	$19,621	$18,347	$19,258	$18,095
Life and Other	7,317	7,302	6,888	7,697	7,538
Balance, end of period	$27,569	$26,923	$25,235	$26,955	$25,633

Separate account liabilities subject to reinsurance (3)
Annuities	$77	$8,354	$7,767	$8,276	$7,679
Life and Other	6,688	6,666	6,284	7,021	6,859
Balance, end of period	$6,765	$15,020	$14,051	$15,297	$14,538

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets are retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. Reinsurance activity and Third-party mortgage loan activity have been excluded from the amounts within this table.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Fixed Maturity Securities
Yield (1)	4.61%	4.57%	4.50%	4.88%	4.60%	4.53%	4.66%
Investment income (2), (3)	$3,485	$3,504	$3,491	$3,845	$3,686	$10,261	$11,022
Investment gains (losses)	(150)	(105)	(213)	(209)	(249)	(518)	(671)
Ending carrying value (4)	296,663	299,659	300,040	306,674	295,184	296,663	295,184
Mortgage Loans
Yield (1)	5.22%	5.26%	5.19%	5.31%	5.31%	5.18%	5.27%
Investment income (3)	1,009	1,005	979	992	991	3,091	2,962
Investment gains (losses)	(65)	(93)	(119)	(174)	(214)	(512)	(507)
Ending carrying value (5)	76,896	75,767	75,290	74,128	74,976	76,896	74,976
Real Estate and Real Estate Joint Ventures
Yield (1)	1.83%	4.64%	3.64%	4.77%	5.73%	3.09%	4.70%
Investment income	63	158	120	155	182	317	457
Investment gains (losses)	47	9	(125)	(47)	(41)	10	(213)
Ending carrying value (6)	13,932	13,431	13,276	12,922	12,774	13,932	12,774
Policy Loans
Yield (1)	5.76%	5.74%	5.67%	5.89%	5.85%	5.59%	5.80%
Investment income	115	114	109	108	106	335	323
Ending carrying value (7)	8,589	8,547	8,097	7,870	7,904	8,589	7,904
Equity Securities
Yield (1)	3.46%	5.16%	4.36%	2.78%	3.65%	3.98%	3.58%
Investment income	4	7	6	4	5	16	15
Investment gains (losses)	17	15	(16)	19	(36)	50	(33)
Ending carrying value (8)	788	753	804	812	749	788	749
Other Limited Partnership Interests
Yield (1)	11.89%	11.37%	11.75%	3.16%	16.62%	7.22%	10.55%
Investment income	431	419	436	112	598	775	1,146
Investment gains (losses)	4	—	(43)	6	(12)	24	(49)
Ending carrying value (9)	14,726	14,712	14,222	14,170	14,569	14,726	14,569
Cash and Cash Equivalents and Short-term Investments
Yield (1)	4.36%	4.07%	4.04%	3.69%	4.09%	4.32%	3.94%
Investment income	239	208	206	196	223	695	625
Investment gains (losses)	13	35	(3)	27	(6)	(34)	18
Ending carrying value (10)	25,853	24,319	26,606	26,828	27,079	25,853	27,079
Other Invested Assets
Investment income	241	318	341	315	375	824	1,031
Investment gains (losses)	(76)	(104)	(31)	4	(47)	(47)	(74)
Ending carrying value (11)	16,871	16,193	17,391	17,471	16,479	16,871	16,479
Total Investments
Investment income yield (1)	4.99%	5.10%	5.03%	5.02%	5.35%	4.85%	5.14%
Investment fees and expenses yield (1)	(0.13)%	(0.14)%	(0.17)%	(0.16)%	(0.15)%	(0.14)%	(0.16)%
Net Investment Income Yield (1)	4.86%	4.96%	4.86%	4.86%	5.20%	4.71%	4.98%
Investment income	$5,587	$5,733	$5,688	$5,727	$6,166	$16,314	$17,581
Investment fees and expenses	(147)	(156)	(189)	(176)	(178)	(458)	(543)
Net investment income including divested businesses	5,440	5,577	5,499	5,551	5,988	15,856	17,038
Less: Net investment income from divested businesses	—	—	—	—	—	1	—
Adjusted Net Investment Income (12)	$5,440	$5,577	$5,499	$5,551	$5,988	$15,855	$17,038
Ending Carrying Value	$454,318	$453,381	$455,726	$460,875	$449,714	$454,318	$449,714
Investment Portfolio Gains (Losses) (13)	$(210)	$(243)	$(549)	$(374)	$(605)	$(1,027)	$(1,528)
Gross investment gains	373	418	247	325	210	719	782
Gross investment losses	(269)	(471)	(513)	(564)	(615)	(956)	(1,692)
Net credit loss (provision) release and (impairments)	(314)	(190)	(283)	(135)	(200)	(790)	(618)
Investment Portfolio Gains (Losses) (13)	(210)	(243)	(549)	(374)	(605)	(1,027)	(1,528)
Investment portfolio gains (losses) income tax (expense) benefit	41	75	125	101	134	251	360
Investment Portfolio Gains (Losses), Net of Income Tax	$(169)	$(168)	$(424)	$(273)	$(471)	$(776)	$(1,168)

Derivative Gains (Losses) (13)	$(746)	$(844)	$(256)	$(798)	$(319)	$(1,294)	$(1,373)
Derivative gains (losses) income tax (expense) benefit	193	192	81	191	83	275	355
Derivative Gains (Losses), Net of Income Tax	$(553)	$(652)	$(175)	$(607)	$(236)	$(1,019)	$(1,018)

See footnotes on Pages 28 and 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2025		December 31, 2025		March 31, 2026		June 30, 2026		September 30, 2026
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$81,720	27.7%	$83,048	27.8%	$83,279	27.8%	$85,119	27.9%	$80,292	27.4%
Foreign corporate		57,798	19.6%	58,260	19.6%	57,727	19.4%	59,198	19.4%	57,757	19.7%
Residential mortgage-backed		41,292	14.0%	42,431	14.3%	43,115	14.5%	43,836	14.4%	41,495	14.2%
Foreign government		41,610	14.1%	40,028	13.4%	39,249	13.2%	39,339	12.9%	39,333	13.4%
U.S. government and agency		32,315	11.0%	33,706	11.3%	33,204	11.1%	33,399	11.0%	31,723	10.8%
Asset-backed securities and collateralized loan obligations		20,313	6.9%	20,757	7.0%	22,241	7.5%	24,353	8.0%	24,247	8.3%
Municipals		10,486	3.6%	10,579	3.6%	10,363	3.5%	10,348	3.4%	9,553	3.3%
Commercial mortgage-backed		9,245	3.1%	8,922	3.0%	8,925	3.0%	9,045	3.0%	8,617	2.9%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$294,779	100.0%	$297,731	100.0%	$298,103	100.0%	$304,637	100.0%	$293,017	100.0%
Reinsurance activity		9,866		18,200		18,007		17,546		17,424
Fixed Maturity Securities Available-For-Sale		$304,645		$315,931		$316,110		$322,183		$310,441

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$202,215	68.7%	$203,858	68.5%	$204,363	68.6%	$208,376	68.4%	$199,688	68.1%
Baa	2	80,465	27.3%	81,877	27.5%	81,961	27.5%	84,187	27.6%	81,039	27.7%
Ba	3	8,364	2.8%	8,273	2.8%	8,103	2.7%	8,405	2.8%	8,555	2.9%
B	4	3,379	1.1%	3,379	1.1%	3,251	1.1%	3,311	1.1%	3,441	1.2%
Caa and lower	5	258	0.1%	249	0.1%	299	0.1%	270	0.1%	188	0.1%
In or near default	6	98	—%	95	—%	126	—%	88	—%	106	—%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$294,779	100.0%	$297,731	100.0%	$298,103	100.0%	$304,637	100.0%	$293,017	100.0%
Reinsurance activity		9,866		18,200		18,007		17,546		17,424
Fixed Maturity Securities Available-For-Sale (14)		$304,645		$315,931		$316,110		$322,183		$310,441

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		September 30, 2025		December 31, 2025		March 31, 2026		June 30, 2026		September 30, 2026

Gross unrealized gains		$7,130		$6,910		$5,436		$5,237		$2,857
Gross unrealized losses		26,495		27,287		30,319		29,784		42,086
Net Unrealized Gains (Losses), excluding Reinsurance activity		$(19,365)		$(20,377)		$(24,883)		$(24,547)		$(39,229)
Reinsurance activity		(575)		(644)		(925)		(827)		(1,815)
Net Unrealized Gains (Losses)		$(19,940)		$(21,021)		$(25,808)		$(25,374)		$(41,044)

See footnotes on Pages 28 and 29.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	September 30, 2025		December 31, 2025		March 31, 2026		June 30, 2026		September 30, 2026

Commercial mortgage loans	$44,953		$42,406		$41,509		$39,632		$38,338
Agricultural mortgage loans	18,045		18,284		18,095		18,512		18,495
Residential mortgage loans	14,968		16,060		16,682		17,135		19,365
Mortgage loans held-for-sale	—		35		35		—		65
Total	77,966		76,785		76,321		75,279		76,263
Allowance for credit loss	(1,070)		(1,018)		(1,031)		(1,151)		(1,287)
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	76,896		75,767		75,290		74,128		74,976
Reinsurance activity	2,270		2,459		2,510		3,113		3,404
Third-party mortgage loan activity	6,677		6,367		5,926		5,615		5,459
Mortgage loans	$85,843		$84,593		$83,726		$82,856		$83,839

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	September 30, 2025		December 31, 2025		March 31, 2026		June 30, 2026		September 30, 2026
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,617	19.2%	$8,395	19.8%	$8,466	20.4%	$8,275	20.9%	$8,141	21.2%
Non-U.S.	7,555	16.8%	7,076	16.7%	6,824	16.5%	6,729	17.0%	6,577	17.2%
South Atlantic	5,321	11.8%	5,205	12.3%	4,988	12.0%	4,918	12.4%	4,899	12.8%
Middle Atlantic	6,369	14.2%	5,699	13.4%	5,385	13.0%	4,965	12.5%	4,681	12.2%
West South Central	3,195	7.1%	3,260	7.7%	3,122	7.5%	2,956	7.5%	2,716	7.1%
Mountain	2,369	5.3%	2,348	5.5%	2,341	5.6%	2,318	5.8%	2,311	6.0%
New England	2,340	5.2%	2,249	5.3%	2,248	5.4%	2,096	5.3%	2,049	5.3%
East North Central	1,398	3.1%	1,185	2.8%	1,148	2.8%	1,145	2.9%	1,144	3.0%
East South Central	453	1.0%	451	1.1%	430	1.0%	430	1.1%	412	1.1%
West North Central	405	0.9%	401	0.9%	399	1.0%	398	1.0%	396	1.0%
Multi-Region and Other	6,931	15.4%	6,137	14.5%	6,158	14.8%	5,402	13.6%	5,012	13.1%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	44,953	100.0%	42,406	100.0%	41,509	100.0%	39,632	100.0%	38,338	100.0%
Reinsurance activity	735		832		795		906		1,041
Third-party mortgage loan activity	6,503		6,162		5,725		5,410		5,165
Total	$52,191		$49,400		$48,029		$45,948		$44,544

Office	$16,820	37.4%	$16,088	38.0%	$15,474	37.3%	$14,746	37.2%	$14,175	37.0%
Apartment	8,035	17.9%	7,669	18.1%	7,895	19.0%	7,641	19.3%	7,236	18.9%
Retail	6,505	14.5%	6,013	14.2%	5,975	14.4%	5,980	15.1%	5,909	15.4%
Single Family Rental	4,481	9.9%	4,221	9.9%	4,160	10.0%	3,538	8.9%	3,365	8.8%
Industrial	3,764	8.4%	3,611	8.5%	3,353	8.1%	3,345	8.4%	3,256	8.5%
Hotel	3,151	7.0%	3,134	7.4%	2,851	6.9%	2,719	6.9%	2,896	7.5%
Warehouse Revolvers	2,111	4.7%	1,578	3.7%	1,712	4.1%	1,577	4.0%	1,425	3.7%
Other	86	0.2%	92	0.2%	89	0.2%	86	0.2%	76	0.2%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	44,953	100.0%	42,406	100.0%	41,509	100.0%	39,632	100.0%	38,338	100.0%
Reinsurance activity	735		832		795		906		1,041
Third-party mortgage loan activity	6,503		6,162		5,725		5,410		5,165
Total	$52,191		$49,400		$48,029		$45,948		$44,544

See footnotes on Pages 28 and 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), Reinsurance activity, Third-party mortgage loan activity, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, contractholder-directed equity securities and fair value option securities held by collateralized financing entities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $99 million, $39 million, ($30) million, $162 million and $14 million for the three months ended September 30, 2025, December 31, 2025, March 31, 2026, June 30, 2026 and September 30, 2026, respectively, and $186 million and $146 million for the year-to-date periods ended September 30, 2025 and September 30, 2026, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Fixed maturity securities available-for-sale	$304,645	$315,931	$316,110	$322,183	$310,441
Less: Reinsurance activity	9,866	18,200	18,007	17,546	17,424
Fixed maturity securities available-for-sale, excluding Reinsurance activity	$294,779	$297,731	$298,103	$304,637	$293,017
Add: Fair value option general account and other securities	1,884	1,928	1,937	2,037	2,167
Fixed maturity securities, excluding Reinsurance activity	$296,663	$299,659	$300,040	$306,674	$295,184

(5)The following table presents a reconciliation to ending carrying value presented for mortgage loans.
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Mortgage Loans	$85,843	$84,593	$83,726	$82,856	$83,839
Less: Reinsurance activity	2,270	2,459	2,510	3,113	3,404
Less: Third-party mortgage loan activity	6,677	6,367	5,926	5,615	5,459
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	$76,896	$75,767	$75,290	$74,128	$74,976

(6)The following table presents a reconciliation to ending carrying value presented for real estate and real estate joint ventures.
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Real estate and real estate joint ventures	$13,932	$13,440	$13,356	$13,065	$12,971
Less: Reinsurance activity	—	9	80	143	197
Real estate and real estate joint ventures, excluding Reinsurance activity	$13,932	$13,431	$13,276	$12,922	$12,774

(7)The following table presents a reconciliation to ending carrying value presented for policy loans.
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Policy loans	$8,589	$8,547	$8,455	$8,226	$8,258
Less: Reinsurance activity	—	—	358	356	354
Policy loans, excluding Reinsurance activity	$8,589	$8,547	$8,097	$7,870	$7,904

(8)The following table presents a reconciliation to ending carrying value presented for equity securities.
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Equity securities	$788	$858	$927	$932	$859
Less: Reinsurance activity	—	105	123	120	110
Equity securities, excluding Reinsurance activity	$788	$753	$804	$812	$749

(9)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Other limited partnership interests	$14,741	$14,917	$14,531	$14,801	$15,337
Less: Reinsurance activity	15	205	309	631	768
Other limited partnership interests, excluding Reinsurance activity	$14,726	$14,712	$14,222	$14,170	$14,569

(10)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Cash and cash equivalents and short-term investments	$26,195	$25,633	$27,635	$27,317	$27,665
Less: Reinsurance activity	342	1,314	1,029	489	586
Cash and cash equivalents and short-term investments, excluding Reinsurance activity	$25,853	$24,319	$26,606	$26,828	$27,079

(11)The following table presents a reconciliation to ending carrying value presented for other invested assets.
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Other invested assets	$16,932	$16,332	$17,624	$17,675	$16,725
Less: Reinsurance activity	61	139	233	204	246
Other invested assets, excluding Reinsurance activity	$16,871	$16,193	$17,391	$17,471	$16,479

INVESTMENTS FOOTNOTES (CONTINUED)

(12)Adjusted net investment income reflects the adjustments as presented on Page 5.
(13)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Net investment gains (losses)	$(325)	$(160)	$(670)	$(428)	$(430)	$(985)	$(1,528)
Less: Non-investment portfolio gains (losses)	(88)	(39)	(123)	(32)	180	63	25
Less: Third-party mortgage loan activity	(75)	19	(10)	(20)	(23)	(89)	(53)
Add: Depreciation of wholly-owned real estate and real estate joint ventures		(72)	(61)	(54)	(56)		(171)
Add: Joint venture adjustments	(53)	(39)	47	12	(55)	(79)	4
Less: Reinsurance activity	(1)	(7)	(4)	(46)	(93)	(1)	(143)
Less: Consolidated collateralized financing entities	—	—	—	(2)	(1)	—	(3)
Less: Other	(4)	(1)	2	4	1	(10)	7
Investment portfolio gains (losses)	$(210)	$(243)	$(549)	$(374)	$(605)	$(1,027)	$(1,528)

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Net derivative gains (losses)	$(929)	$(646)	$74	$(772)	$698	$(1,293)	$—
Less: Investment hedge adjustments	100	105	84	170	72	305	326
Add: Joint venture adjustments	45	(25)	(29)	11	(84)	45	(102)
Less: Reinsurance activity	(247)	63	218	(130)	871	(304)	959
Less: Other	9	5	(1)	(3)	(10)	45	(14)
Derivative gains (losses)	$(746)	$(844)	$(256)	$(798)	$(319)	$(1,294)	$(1,373)

(14)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$818	$778	$1,140	$705	$2,351	$2,395	$4,196
Add: Preferred stock dividends	66	31	45	31	46	163	122
Add: Preferred stock redemption premium	12	—	—	—	—	12	—
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	6	7	(23)	43	15	17	35
Net income (loss)	902	816	1,162	779	2,412	2,587	4,353
Less: Adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(325)	(160)	(670)	(428)	(430)	(985)	(1,528)
Net derivative gains (losses)	(929)	(646)	74	(772)	698	(1,293)	—
Market risk benefit remeasurement gains (losses)	263	267	(120)	270	320	241	470
Premiums - Divested businesses	—	1	—	—	—	7	—
Universal life and investment-type product policy fees
Asymmetrical and non-economic accounting	—	6	25	24	18	—	67
Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(100)	(105)	(84)	(170)	(72)	(305)	(326)
Joint venture adjustments	(8)	(64)	18	23	(139)	(34)	(98)
Depreciation of wholly-owned real estate and real estate joint ventures (1)		(72)	(61)	(54)	(56)		(171)
Unit-linked contract income	580	366	(318)	998	125	851	805
Reinsurance activity	177	222	301	331	327	267	959
Consolidated collateralized financing entities	—	—	—	23	25	—	48
Divested businesses	—	—	—	—	—	1	—
Other revenues
Asymmetrical and non-economic accounting	78	94	107	107	125	156	339
Other adjustments	(15)	(17)	—	(3)	(6)	(46)	(9)
Divested businesses	2	(2)	—	—	—	2	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	52	(395)	35	(128)	34	(24)	(59)
Market volatility	49	76	74	86	72	133	232
Divested businesses	(1)	(2)	—	—	—	(1)	—
Policyholder liability remeasurement (gains) losses
Asymmetrical and non-economic accounting	(2)	(1)	1	1	(16)	(2)	(14)
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(68)	(61)	(57)	(96)	(69)	(162)	(222)
Unit-linked contract costs	(578)	(366)	302	(992)	(62)	(830)	(752)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA
Asymmetrical and non-economic accounting	—	(1)	(3)	(4)	(4)	—	(11)
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Consolidated collateralized financing entities	—	—	—	(19)	(19)	—	(38)
Divested businesses	—	—	—	—	—	—	—
Other expenses
Reinsurance activity	(135)	(166)	(205)	(201)	(214)	(222)	(620)
Other adjustments, excluding Reinsurance activity	(2)	(15)	(53)	(48)	(36)	(42)	(137)
Divested businesses	(9)	(12)	(5)	(7)	(4)	(24)	(16)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	223	190	170	234	(31)	441	373
Adjusted earnings	1,650	1,679	1,631	1,604	1,826	4,458	5,061
Less: Preferred stock dividends	66	31	45	31	46	163	122
Adjusted earnings available to common shareholders	$1,584	$1,648	$1,586	$1,573	$1,780	$4,295	$4,939

(1)See Page A-7 for further information.

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Actuarial assumption review and other insurance adjustments	$89	$—	$—	$—	$(46)	$89	$(46)
Litigation reserves and settlement costs	—	(32)	—	—	—	—	—
Tax adjustments	(71)	(29)	—	—	—	(71)	—
Total notable items	$18	$(61)	$—	$—	$(46)	$18	$(46)

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Actuarial assumption review and other insurance adjustments	$(2)	$—	$—	$—	$—	$(2)	$—
Total notable items	$(2)	$—	$—	$—	$—	$(2)	$—

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Actuarial assumption review and other insurance adjustments	$13	$—	$—	$—	$(65)	$13	$(65)
Total notable items	$13	$—	$—	$—	$(65)	$13	$(65)

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Actuarial assumption review and other insurance adjustments	$70	$—	$—	$—	$52	$70	$52
Total notable items	$70	$—	$—	$—	$52	$70	$52

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Actuarial assumption review and other insurance adjustments	$(4)	$—	$—	$—	$(14)	$(4)	$(14)
Tax adjustments	(71)	(29)	—	—	—	(71)	—
Total notable items	$(75)	$(29)	$—	$—	$(14)	$(75)	$(14)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Actuarial assumption review and other insurance adjustments	$(1)	$—	$—	$—	$(6)	$(1)	$(6)
Total notable items	$(1)	$—	$—	$—	$(6)	$(1)	$(6)

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2025	September 30, 2026
Actuarial assumption review and other insurance adjustments	$13	$—	$—	$—	$(13)	$13	$(13)
Litigation reserves and settlement costs	—	(32)	—	—	—	—	—
Total notable items	$13	$(32)	$—	$—	$(13)	$13	$(13)

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Total MetLife, Inc.'s stockholders' equity	$28,944	$28,398	$27,324	$27,441	$22,226
Less: Preferred stock	2,830	2,830	2,830	2,830	2,830
MetLife, Inc.'s common stockholders' equity	26,114	25,568	24,494	24,611	19,396
Less: Unrealized investment gains (losses), net of related offsets and income tax	(14,667)	(15,614)	(19,380)	(18,677)	(30,681)
Deferred gains (losses) on derivatives, net of income tax	(1,239)	(1,588)	(1,015)	(1,325)	(1,749)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	6,028	6,871	9,001	9,064	14,844
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(83)	(97)	(56)	(80)	(110)
Defined benefit plans adjustment, net of income tax	(1,390)	(1,393)	(1,374)	(1,357)	(1,336)
Embedded derivatives - funds withheld on ceded reinsurance, net of income tax (1)	92	(8)	231	180	936
Total MetLife, Inc.'s adjusted common stockholders' equity	37,373	37,397	37,087	36,806	37,492
Less: Accumulated year-to-date total notable items, net of income tax (2)	18	(43)	—	—	(46)
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$37,355	$37,440	$37,087	$36,806	$37,538

Unaudited (In millions, except per share data)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Book value per common share	$39.52	$39.02	$37.92	$38.59	$30.73
Less: Unrealized investment gains (losses), net of related offsets and income tax	(22.20)	(23.83)	(30.00)	(29.28)	(48.62)
Deferred gains (losses) on derivatives, net of income tax	(1.88)	(2.42)	(1.57)	(2.08)	(2.77)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	9.12	10.49	13.94	14.22	23.52
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(0.13)	(0.15)	(0.09)	(0.13)	(0.17)
Defined benefit plans adjustment, net of income tax	(2.10)	(2.13)	(2.13)	(2.13)	(2.12)
Embedded derivatives - funds withheld on ceded reinsurance, net of income tax (1)	0.14	(0.01)	0.36	0.28	1.48
Adjusted book value per common share	$56.57	$57.07	$57.41	$57.71	$59.41

Common shares outstanding, end of period	660.7	655.3	646.0	637.8	631.1

	For the Three Months Ended (3)
Unaudited (In millions, except ratios)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026

Return on MetLife, Inc.'s:
Common stockholders' equity	13.1%	12.0%	18.2%	11.5%	42.7%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	16.9%	17.6%	17.0%	17.0%	19.2%
Adjusted common stockholders' equity, excluding total notable items (2)	16.7%	18.3%	17.0%	17.0%	19.6%

Average common stockholders' equity	$24,991	$25,841	$25,031	$24,553	$22,004
Average adjusted common stockholders' equity	$37,434	$37,385	$37,242	$36,947	$37,149
Average adjusted common stockholders' equity, excluding total notable items (2)	$37,425	$37,398	$37,242	$36,947	$37,172

(1)Funds withheld on ceded reinsurance are embedded derivatives related to unrealized investment gains (losses) passed through to reinsurers.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

(3)Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ADJUSTED OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
GROUP BENEFITS (1)	$6,306	$6,287	$6,539	$6,512	$6,513
RIS (1)	1,214	7,209	2,390	1,769	2,018
ASIA	1,655	1,663	1,740	1,721	1,739
LATIN AMERICA	1,769	1,870	1,891	1,885	2,023
EMEA	711	774	782	799	832
MIM (1)	238	239	314	317	319
CORPORATE & OTHER (1)	596	625	508	523	475
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,489	$18,667	$14,164	$13,526	$13,919
Adjusted premiums, fees and other revenues	$12,461	$18,614	$14,183	$13,524	$13,919

ADJUSTED OTHER EXPENSES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
GROUP BENEFITS (1)	$1,038	$1,100	$1,114	$1,109	$1,131
RIS (1)	170	196	216	205	235
ASIA	792	806	859	876	872
LATIN AMERICA	650	643	610	593	598
EMEA	375	413	409	435	428
MIM (1)	161	161	255	242	237
CORPORATE & OTHER (1)	221	260	196	205	210
Adjusted other expenses, on a constant currency basis	$3,407	$3,579	$3,659	$3,665	$3,711
Adjusted other expenses	$3,422	$3,563	$3,661	$3,658	$3,711

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
GROUP BENEFITS (1)	$456	$465	$439	$503	$523
RIS (1)	441	454	451	377	413
ASIA	526	442	488	424	602
LATIN AMERICA	165	204	230	266	215
EMEA	82	94	106	106	108
MIM (1)	58	60	47	57	63
CORPORATE & OTHER (1)	(146)	(70)	(177)	(160)	(144)
Adjusted earnings available to common shareholders, on a constant currency basis	$1,582	$1,649	$1,584	$1,573	$1,780
Adjusted earnings available to common shareholders	$1,584	$1,648	$1,586	$1,573	$1,780

(1) Amounts on a reported basis, as constant currency impact is not significant.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted premiums, fees and other revenues, excluding participating contracts	(v)	premiums, fees and other revenues
(vi)	adjusted net investment income	(vi)	net investment income
(vii)	adjusted earnings	(vii)	net income (loss)
(viii)	adjusted earnings available to common shareholders	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders, excluding total notable items	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders
(x)	adjusted earnings available to common shareholders per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(xi)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xii)	adjusted return on equity	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	adjusted book value per common share	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period (“constant currency basis”).

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings materials, which are available at MetLife’s Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife’s definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share; and
•	adjusted earnings available to common shareholders, on a constant currency basis.

Adjusted earnings is used by MetLife’s chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefit remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method (“Joint venture adjustments”), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings:
•	Universal life and investment-type product policy fees exclude asymmetrical accounting associated with in-force reinsurance.
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”).

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (ii) asymmetrical accounting associated with in-force reinsurance, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement (gains) losses excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

“Divested businesses” are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made in calculating adjusted earnings:
•	Beginning in the fourth quarter of 2025, net investment income excludes depreciation of wholly-owned real estate and real estate joint ventures.
•
Net investment income and interest credited to policyholder account balances exclude certain amounts related to contractholder-directed equity securities (“Unit-linked contract income” and “Unit-linked contract costs”).

•	Net investment income and other expenses exclude Reinsurance activity (as defined below).
•	Net investment income and interest expense on debt exclude amounts related to collateralized financing entities that are consolidated variable interest entities ("Consolidated collateralized financing entities").
•	Other revenues and other expenses exclude asset management distribution fees on funds that are passed through to distribution partners.
•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•
Other expenses exclude (i) amortization and impairment of asset management intangible assets, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

•
“Reinsurance activity” relates to amounts subject to ceded reinsurance arrangements with third parties and joint ventures, including (i) the related investment returns and expenses which are passed through to the reinsurers and (ii) the corresponding invested assets and cash and cash equivalents.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above is calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI and the embedded derivatives related to funds withheld on ceded reinsurance (representing unrealized investment gains (losses) passed through to reinsurers), all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, the embedded derivatives related to funds withheld on ceded reinsurance (representing unrealized investment gains (losses) passed through to reinsurers) and total notable items, all net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Assets Under Management
• Total Assets Under Management (“Total AUM”) is comprised of MIM GA AUM plus Institutional Client AUM (each, as defined below).
•
MIM General Account AUM (“MIM GA AUM”) is used by MetLife to describe the portion of GA AUM (as defined below) that MetLife Investment Management, LLC and certain of its affiliates (“MIM”) manages or advises.

•
General Account AUM (“GA AUM”) is used by MetLife to describe assets in its general account (“GA”) investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate and real estate joint ventures and include them as commercial mortgage loans.

•
Institutional Client AUM is comprised of SA AUM plus Reinsurance AUM plus TP AUM (each, as defined below). MIM manages or advises Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement.

◦
Separate Account AUM (“SA AUM”) is comprised of separate account investment portfolios, which are managed or advised by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Reinsurance AUM is comprised of GA assets subject to ceded reinsurance arrangements with third parties and joint ventures, which are managed or advised by MIM and are generally included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Third-Party AUM (“TP AUM”) is comprised of non-proprietary assets managed or advised by MIM on behalf of unaffiliated/third-party clients, which are stated at estimated fair value, as well as accrued investment income on such assets. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s consolidated financial statements.

•
Asia General Account AUM (“Asia GA AUM”) is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance:
• Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance, and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
• PRT includes U.K. funded reinsurance.
•
“Third-party mortgage loan activity” relates to amounts associated with mortgage loans originated and acquired for third parties, including (i) the related investment returns and expenses which are passed through to the third-party lenders and (ii) the corresponding mortgage loan assets.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
AUM	Assets under management
CMBS	Commercial mortgage-backed securities
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
MIM	MetLife Investment Management
MIM GA AUM	MetLife Investment Management general account assets under management
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
RMBS	Residential mortgage-backed securities
U.K.	United Kingdom
VOBA	Value of business acquired